UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5357

DWS Blue Chip Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS Blue Chip Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. The fund may invest in various industries and certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and Institutional Class and for the 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS Blue Chip Fund	1-Year	3-Year	5-Year	10-Year
Class A	16.54%	13.51%	8.20%	7.21%
Class B	15.50%	12.51%	7.28%	6.30%
Class C	15.73%	12.61%	7.34%	6.38%
Institutional Class	17.02%	14.00%	8.65%	7.69%
Russell 1000® Index+	16.02%	11.90%	7.92%	8.87%
S&P 500® Index++	16.34%	11.44%	7.26%	8.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Blue Chip Fund — Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,984	$13,783	$13,976	$18,906
	Average annual total return	9.84%	11.29%	6.92%	6.58%
Class B	Growth of $10,000	$11,250	$14,041	$14,111	$18,424
	Average annual total return	12.50%	11.98%	7.13%	6.30%
Class C	Growth of $10,000	$11,573	$14,282	$14,253	$18,566
	Average annual total return	15.73%	12.61%	7.34%	6.38%
Russell 1000 Index+	Growth of $10,000	$11,602	$14,013	$14,637	$23,401
	Average annual total return	16.02%	11.90%	7.92%	8.87%
S&P 500 Index++	Growth of $10,000	$11,634	$13,840	$14,193	$22,903
	Average annual total return	16.34%	11.44%	7.26%	8.64%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 10/31/06
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,170,200	$1,481,600	$1,514,400	$2,098,300
	Average annual total return	17.02%	14.00%	8.65%	7.69%
Russell 1000 Index+	Growth of $1,000,000	$1,160,200	$1,401,300	$1,463,700	$2,340,100
	Average annual total return	16.02%	11.90%	7.92%	8.87%
S&P 500 Index++	Growth of $1,000,000	$1,163,400	$1,384,000	$1,419,300	$2,290,300
	Average annual total return	16.34%	11.44%	7.26%	8.64%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/06	$ 22.16	$ 20.72	$ 20.97	$ 22.91
10/31/05	$ 19.07	$ 17.94	$ 18.12	$ 19.73
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .06	$ —	$ —	$ .15
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	225	of	903	25
3-Year	119	of	636	19
5-Year	205	of	462	45
10-Year	116	of	174	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/06
DWS Blue Chip Fund	1-Year	Life of Class*
Class S	16.72%	11.50%
Russell 1000 Index+	16.02%	11.87%
S&P 500 Index++	16.34%	11.25%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 22.15
10/31/05	$ 19.10
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .12
Class S Lipper Rankings — Multi-Cap Core Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	212	of	903	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Blue Chip Fund — Class S [] Russell 1000 Index+ [] S&P 500 Index++

Comparative Results as of 10/31/06
DWS Blue Chip Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,672	$12,090
	Average annual total return	16.72%	11.50%
Russell 1000 Index+	Growth of $10,000	$11,602	$12,168
	Average annual total return	16.02%	11.87%
S&P 500 Index++	Growth of $10,000	$11,634	$12,050
	Average annual total return	16.34%	11.25%

The growth of $10,000 is cumulative.

* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.

+ The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, Class S and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,049.20	$ 1,044.40	$ 1,045.90	$ 1,050.70	$ 1,051.90
Expenses Paid per $1,000*	$ 5.78	$ 10.46	$ 9.64	$ 4.91	$ 3.78
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,019.56	$ 1,014.97	$ 1,015.78	$ 1,020.42	$ 1,020.92
Expenses Paid per $1,000*	$ 5.70	$ 10.31	$ 9.50	$ 4.84	$ 3.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Blue Chip Fund	1.12%	2.03%	1.87%	.95%	.73%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Blue Chip Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Blue Chip Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2003.

BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Strategies: New York.

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

Joined the fund in 2005.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

Joined the fund in 2005.

BA, University of Connecticut.

In the following interview, Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Blue Chip Fund's performance, management strategy and the market environment during the 12-month period ended October 31, 2006.

Q: How would you describe the market environment over the last year?

A: Both the economy and the stock market demonstrated considerable resilience over the last year, despite a broad array of interrelated concerns including rising interest rates and inflation, war in the Middle East, terrorism, natural disasters, and high energy prices. In recent months, there have been several reasons for optimism. Oil prices have dropped from the record levels reached in July 2006; the 2006 hurricane season was mild, following major devastation in 2005; and the US Federal Reserve Board (the Fed) left interest rates unchanged at its August, September and October meetings, implying diminished concern about inflation. Overall economic growth, as measured by GDP (gross domestic product) was below potential in the third quarter of 2006, largely because of weakness in the housing market. However, both business investment and consumer spending remain solid, and labor markets are tight. We believe there is reason to expect improvement in economic growth over the next few quarters.

Equity markets have performed well, driven by the positive economic environment and strong corporate earnings growth. After a strong run by small-cap stocks over the past four years, momentum shifted to large-cap stocks at midyear; this change is typical of the late stages of an economic expansion. Value stocks outperformed growth stocks for the 12 months ended October 2006, but growth stocks have begun to perform better in the last few months.1

1 Small-cap stocks are represented by the Russell 2000® Index; large-cap stocks are represented by the Russell 1000 index. Value stocks are represented by the Russell 1000® Value Index; growth stocks are represented by the Russell 1000® Growth Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index; the average market capitalization of these stocks is approximately $13.9 billion. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index; the average market capitalization of these stocks is approximately $762.8 million. Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Q: How did the fund perform during this period?

A: DWS Blue Chip Fund (Class A shares) produced a total return of 16.54% for the 12 months ended October 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) The fund outperformed its benchmarks, the Russell 1000® Index, which had a return of 16.02%, and the Standard & Poor's 500® (S&P 500) Index, which returned 16.34% for the period.2 The fund also outperformed the average return of its peer group, the Lipper Multi-Cap Core Funds category, which had an average return of 14.50%.3

2 The Russell 1000 Index is an unmanaged, price-only index of the 1,000 largest- capitalization companies that are domiciled in the United States and whose common stocks are traded there.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

3 The Lipper Multi-Cap Core Funds category comprises funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds normally compare their average price-to-earnings ratios, price-to-book ratios and three-year earnings growth figures with the US diversified multi-cap equity funds universe average. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

Q: How is this fund managed?

A: Our investment process is focused on stock selection, using a combination of quantitative processes and fundamental analysis. We use a quantitative process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,000 large-cap companies. We begin by sorting the universe of 1,000 stocks into 24 clearly defined industry groups. Next, we compare the stocks based on current and historical data, including valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment, which enables us to pinpoint short-term price movements.

Using all of this information, our model ranks stocks by their expected level of performance. Our model also creates an "optimal" portfolio, suggesting which stocks should be included in the fund and which ones should be omitted, as well as proportions of individual stocks to be held. We carefully analyze our model's suggestions, double-checking data and seeking additional information about each potential holding. We generally maintain weights of our 24 industry groups within one percentage point of the benchmark. This step-by-step approach leads to a portfolio of approximately 130 stocks. By diversifying holdings among a large number of stocks, we can potentially reduce the risk associated with each individual stock.

Turnover, in quantitatively-managed portfolios such as the Blue Chip Fund, is a function of changes in the relative growth, valuation and market sentiment prospects of the companies under consideration, as well as the portfolio's risk profile relative to its benchmark. Changes in the relative attractiveness of names within each industry will trigger a buy or a sell. At times when there is rapid change, for example when many companies are reporting earnings, there may be more changes in the portfolio than at other times.

This model makes it possible to analyze far more stocks than can most traditional active portfolio managers, who rely primarily on their own talent and experience as well as the analytic skills of research professionals to assess each stock. We believe that our approach provides an excellent way to manage risk by helping us choose stocks that are attractively valued in an objective, consistent and systematic manner.

Q: What decisions were most important in the fund's outperformance relative to its benchmarks?

A: The three sectors in which our relative performance was best were technology hardware and equipment, materials, and insurance. A top-performing stock in technology hardware and equipment is Advanced Micro Devices, Inc., the second-largest manufacturer of semiconductors. Growth in revenue and earnings was driven by new product introductions and strong demand, particularly in the communications industry. We selected the stock due to its solid cash flow and strong earnings momentum, then reduced the position when the stock's valuation was no longer attractive relative to its peers.

In materials, a top performer was Southern Copper Corp.* The company reported strong growth in revenue and earnings over the past 12 months, benefiting from growing world demand for copper, especially in Europe and China.

* As of October 31, 2006, the position in Southern Copper was sold.

In insurance, specialty property and casualty insurer W. R. Berkley Corp. performed especially well. This company has strong cash flow and solid earnings that have consistently beaten analysts' estimates, benefiting in part from a mild hurricane season. The company's competitive position in the industry has strengthened, as some competitors reduced their exposures to insuring certain risks following Hurricanes Katrina and Rita in 2005.

Q: Which sectors and holdings had a negative impact on performance?

A: Positions in the health care equipment and services, diversified financials and software sectors hurt relative performance. In health care, stock of UnitedHealth Group, Inc., the second-largest US health insurance company, peaked in December 2005 and then moved down steadily through the first quarter of 2006. The stock price remained depressed after its chief executive officer and other officers were sued by shareholders for allegedly backdating stock-option grants. We liked the stock due to its strong cash flow and good valuation. We have trimmed our position to neutral relative to the benchmark.

In diversified financials, the biggest negative for relative performance was an underweight in JPMorgan Chase & Co.4 We didn't like the stock because it appeared less attractive relative to peers on valuations measures. We increased its position recently as it started to show improvements in cash flow and earnings.

In software, the biggest negative was Microsoft Corp. Although Microsoft's earnings have been growing continually, the stock's performance has been affected by investors' concerns about delays in the introduction of new Windows and Office products.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Do you have other comments for shareholders?

A: The portfolio has performed well over the last few years, delivering returns above its benchmark and peer group for the one-year, three-year and five-year periods ending October 31, 2006 (Class A shares, unadjusted for sales charges). Our stock selection process provides a good balance between value and growth, and we believe it has proven to work well in many different market conditions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	10/31/06	10/31/05

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/06	10/31/05

Financials	20%	19%
Health Care	14%	15%
Industrials	12%	10%
Information Technology	12%	15%
Consumer Discretionary	12%	13%
Energy	10%	11%
Consumer Staples	8%	8%
Telecommunication Services	5%	2%
Materials	4%	4%
Utilities	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2006 (23.1% of Net Assets)
1. Bank of America Corp. Provider of commercial banking services	3.3%
2. JPMorgan Chase & Co. Provider of global financial services	2.7%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	2.5%
4. Citigroup, Inc. Provider of diversified financial services	2.3%
5. AT&T, Inc. Provider of communications services	2.3%
6. Wells Fargo & Co. Provider of various financial services	2.2%
7. Verizon Communications, Inc. Provider of wireless voice and data services	2.0%
8. Merrill Lynch & Co., Inc. Provider of investment, finance and insurance services	2.0%
9. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	1.9%
10. ExxonMobil Corp. Explorer and producer of oil and gas	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 12.2%
Auto Components 0.1%
TRW Automotive Holdings Corp.*	20,000	513,000
Hotels Restaurants & Leisure 1.8%
Brinker International, Inc. (a)	129,800	6,026,614
Choice Hotels International, Inc.	15,300	641,376
Darden Restaurants, Inc.	69,600	2,916,240
Scientific Games Corp. "A"*	6,000	168,180
YUM! Brands, Inc.	12,300	731,358
		10,483,768
Household Durables 0.5%
Leggett & Platt, Inc.	107,900	2,519,465
Mohawk Industries, Inc.*	7,100	516,170
Snap-on, Inc.	4,400	206,932
		3,242,567
Media 4.6%
Clear Channel Communications, Inc.	11,800	411,230
John Wiley & Sons, Inc. "A"	7,600	268,280
McGraw-Hill Companies, Inc.	153,800	9,869,346
Omnicom Group, Inc.	65,300	6,624,685
The DIRECTV Group, Inc.*	435,800	9,709,624
Walt Disney Co.	16,100	506,506
		27,389,671
Multiline Retail 2.4%
Dollar Tree Stores, Inc.*	141,100	4,386,799
Federated Department Stores, Inc.	123,700	5,431,667
Kohl's Corp.*	64,600	4,560,760
		14,379,226
Specialty Retail 1.6%
Office Depot, Inc.*	153,300	6,437,067
TJX Companies, Inc.	100,900	2,921,055
		9,358,122
Textiles, Apparel & Luxury Goods 1.2%
Jones Apparel Group, Inc.	206,500	6,897,100
Consumer Staples 8.1%
Beverages 2.1%
Pepsi Bottling Group, Inc.	171,500	5,422,830
PepsiCo, Inc.	104,700	6,642,168
		12,064,998
Food & Staples Retailing 2.3%
Kroger Co.	357,000	8,028,930
Wal-Mart Stores, Inc.	88,100	4,341,568
Walgreen Co.	28,000	1,223,040
		13,593,538
Food Products 1.5%
General Mills, Inc.	144,000	8,182,080
Smithfield Foods, Inc.*	23,100	620,928
		8,803,008
Household Products 1.3%
Colgate-Palmolive Co.	120,300	7,695,591
Procter & Gamble Co.	1,000	63,390
		7,758,981
Personal Products 0.2%
Estee Lauder Companies, Inc. "A"	34,400	1,389,416
Tobacco 0.7%
Altria Group, Inc.	47,200	3,838,776
Loews Corp - Carolina Group	5,600	323,792
		4,162,568
Energy 10.1%
Energy Equipment & Services 1.9%
Patterson-UTI Energy, Inc.	193,300	4,484,560
Superior Energy Services, Inc.*	23,100	723,030
Tidewater, Inc.	13,400	666,382
Unit Corp.*	108,600	5,037,954
		10,911,926
Oil, Gas & Consumable Fuels 8.2%
Apache Corp.	99,900	6,525,468
ConocoPhillips	168,300	10,138,392
Denbury Resources, Inc.*	74,700	2,146,878
Devon Energy Corp.	65,000	4,344,600
ExxonMobil Corp.	154,586	11,040,532
Overseas Shipholding Group, Inc.	12,900	806,895
Range Resources Corp.	58,400	1,585,560
Valero Energy Corp.	54,000	2,825,820
Williams Companies, Inc.	165,700	4,048,051
XTO Energy, Inc.	113,301	5,286,625
		48,748,821
Financials 19.7%
Capital Markets 3.2%
Merrill Lynch & Co., Inc.	135,300	11,827,926
The Goldman Sachs Group, Inc.	36,800	6,984,272
		18,812,198
Commercial Banks 2.8%
US Bancorp.	111,000	3,756,240
Wells Fargo & Co.	360,200	13,071,658
		16,827,898
Consumer Finance 0.1%
The First Marblehead Corp.	9,400	634,030
Diversified Financial Services 8.2%
Bank of America Corp.	357,100	19,236,977
Citigroup, Inc.	267,566	13,421,111
JPMorgan Chase & Co.	333,900	15,840,216
		48,498,304
Insurance 3.3%
Allstate Corp.	27,400	1,681,264
CNA Financial Corp.*	52,000	1,947,400
Loews Corp.	89,600	3,487,232
MetLife, Inc.	46,100	2,633,693
Philadelphia Consolidated Holding Corp.*	191,900	7,507,128
W.R. Berkley Corp.	64,118	2,363,389
		19,620,106
Real Estate Investment Trusts 2.1%
Equity Office Properties Trust (REIT)	49,200	2,091,000
Equity Residential (REIT)	37,900	2,069,719
Hospitality Properties Trust (REIT)	12,600	610,596
Liberty Property Trust (REIT)	1,900	91,580
ProLogis (REIT)	32,400	2,049,948
Public Storage, Inc. (REIT)	5,000	448,550
Rayonier, Inc. (REIT)	7,700	315,623
Simon Property Group, Inc. (REIT)	24,900	2,417,790
The Macerich Co. (REIT)	900	72,315
Vornado Realty Trust (REIT)	17,500	2,086,875
		12,253,996
Health Care 13.7%
Health Care Equipment & Supplies 0.8%
Baxter International, Inc.	6,000	275,820
Hillenbrand Industries, Inc.	4,100	240,588
Hospira, Inc.*	119,100	4,329,285
		4,845,693
Health Care Providers & Services 5.4%
AmerisourceBergen Corp.	97,200	4,587,840
Coventry Health Care, Inc.*	125,500	5,892,225
Express Scripts, Inc.*	20,600	1,312,632
Humana, Inc.*	97,700	5,862,000
Manor Care, Inc.	12,200	585,478
McKesson Corp.	148,800	7,453,392
Sierra Health Services, Inc.*	100,400	3,437,696
UnitedHealth Group, Inc.	49,800	2,429,244
Universal Health Services, Inc. "B"	6,000	317,700
		31,878,207
Life Sciences Tools & Services 0.1%
Pharmaceutical Product Development, Inc.	13,700	433,605
Pharmaceuticals 7.4%
Abbott Laboratories	228,100	10,837,031
Abraxis Bioscience, Inc.* (a)	91,700	2,420,880
Endo Pharmaceuticals Holdings, Inc.*	163,500	4,666,290
Merck & Co., Inc.	105,700	4,800,894
Mylan Laboratories, Inc.	240,800	4,936,400
Pfizer, Inc.	559,400	14,908,010
Schering-Plough Corp.	73,600	1,629,504
		44,199,009
Industrials 12.4%
Aerospace & Defense 4.7%
Boeing Co.	128,500	10,262,010
Lockheed Martin Corp.	117,100	10,179,503
Raytheon Co.	150,500	7,517,475
		27,958,988
Airlines 0.6%
Continental Airlines, Inc. "B"*	100,700	3,713,816
Commercial Services & Supplies 1.5%
Corporate Executive Board Co.	1,100	98,802
Waste Management, Inc.	226,800	8,500,464
		8,599,266
Industrial Conglomerates 1.2%
Carlisle Companies, Inc.	2,200	184,118
General Electric Co.	190,900	6,702,499
Teleflex, Inc.	2,000	124,400
		7,011,017
Machinery 3.2%
Caterpillar, Inc.	124,100	7,534,111
Cummins, Inc.	14,500	1,841,210
PACCAR, Inc.	125,700	7,442,697
Parker Hannifin Corp.	13,200	1,103,916
Toro Co.	23,900	1,031,524
		18,953,458
Road & Rail 1.2%
Ryder System, Inc.	122,200	6,433,830
Swift Transportation Co., Inc.*	26,500	666,475
		7,100,305
Information Technology 12.3%
Communications Equipment 0.6%
Cisco Systems, Inc.*	13,300	320,929
Corning, Inc.*	164,200	3,354,606
		3,675,535
Computers & Peripherals 2.6%
Hewlett-Packard Co.	287,500	11,137,750
Lexmark International, Inc. "A"*	62,400	3,968,016
		15,105,766
Electronic Equipment & Instruments 0.1%
AVX Corp.	24,300	382,968
Internet Software & Services 1.3%
eBay, Inc.*	13,500	433,755
Google, Inc. "A"*	10,600	5,049,734
Yahoo!, Inc.*	78,200	2,059,788
		7,543,277
IT Services 1.1%
Acxiom Corp.	223,600	5,534,100
Computer Sciences Corp.*	15,400	813,890
Convergys Corp.*	10,400	220,584
		6,568,574
Semiconductors & Semiconductor Equipment 4.4%
Advanced Micro Devices, Inc.*	165,100	3,511,677
Atmel Corp.*	409,900	2,356,925
Fairchild Semiconductor International, Inc.*	105,600	1,701,216
Micron Technology, Inc.*	308,600	4,459,270
National Semiconductor Corp.	210,600	5,115,474
Novellus Systems, Inc.*	75,500	2,087,575
Texas Instruments, Inc.	221,500	6,684,870
		25,917,007
Software 2.2%
BMC Software, Inc.*	94,800	2,873,388
Cadence Design Systems, Inc.*	50,400	900,144
FactSet Research Systems, Inc.	43,400	2,209,060
Microsoft Corp.	210,400	6,040,584
Symantec Corp.*	64,500	1,279,680
		13,302,856
Materials 3.7%
Chemicals 1.5%
Cabot Corp.	5,800	229,390
Celanese Corp. "A"	121,300	2,499,993
Lyondell Chemical Co.	223,200	5,729,544
Westlake Chemical Corp.	9,200	290,260
		8,749,187
Metals & Mining 2.2%
Nucor Corp.	114,700	6,699,627
Phelps Dodge Corp.	58,600	5,882,268
Steel Dynamics, Inc.	12,600	757,386
		13,339,281
Telecommunication Services 4.6%
Diversified Telecommunication Services 4.4%
AT&T, Inc.	389,400	13,336,950
Citizens Communications Co.	22,600	331,316
Verizon Communications, Inc.	326,100	12,065,700
		25,733,966
Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	12,300	600,855
United States Cellular Corp.*	13,600	862,376
		1,463,231
Utilities 2.5%
Electric Utilities 2.1%
Entergy Corp.	12,800	1,098,624
Exelon Corp.	55,000	3,408,900
FirstEnergy Corp.	103,800	6,108,630
Southern Co.	48,000	1,747,200
		12,363,354
Multi-Utilities 0.4%
Duke Energy Corp.	40,600	1,284,584
Sempra Energy	22,100	1,172,184
		2,456,768
Total Common Stocks (Cost $526,729,705)		587,638,376
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill, 4.95%**, 1/18/2007 (b) (Cost $630,168)	637,000	630,168
	Shares	Value ($)

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 5.32% (c) (d) (Cost $3,913,800)	3,913,800	3,913,800

Cash Equivalents 0.2%
Cash Management QP Trust, 5.31% (e) (Cost $984,770)	984,770	984,770
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $532,258,443)+	100.3	593,167,114
Other Assets and Liabilities, Net	(0.3)	(1,619,268)
Net Assets	100.0	591,547,846

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $533,117,060. At October 31, 2006, net unrealized appreciation for all securities based on tax cost was $60,050,054. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $67,709,779 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,659,725.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $3,836,530, which is 0.6% of net assets.

(b) At October 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At October 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	12/14/2006	12	4,108,051	4,149,600	41,549

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $527,359,873) — including $3,836,530 of securities loaned	$ 588,268,544
Investment in Daily Assets Fund Institutional (cost $3,913,800)*	3,913,800
Investment in Cash Management QP Trust (cost $984,770)	984,770
Total investments in securities, at value (cost $532,258,443)	593,167,114
Receivable for investments sold	101,677,451
Dividends receivable	713,850
Interest receivable	8,039
Receivable for Fund shares sold	709,976
Receivable for daily variation margin on open futures contracts	637
Other assets	38,019
Total assets	696,315,086
Liabilities
Payable upon return of securities loaned	3,913,800
Payable for investments purchased	98,493,219
Payable for Fund shares redeemed	1,150,921
Accrued management fee	272,746
Other accrued expenses and payables	936,554
Total liabilities	104,767,240
Net assets, at value	$ 591,547,846
Net Assets
Net assets consist of: Undistributed net investment income	3,133,993
Net unrealized appreciation (depreciation) on: Investments	60,908,671
Futures	41,549
Accumulated net realized gain (loss)	53,863,282
Paid-in capital	473,600,351
Net assets, at value	$ 591,547,846

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($429,360,931 ÷ 19,378,922 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.16
Maximum offering price per share (100 ÷ 94.25 of $22.16)	$ 23.51

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($74,160,819 ÷ 3,579,418 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 20.72

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($43,205,818 ÷ 2,060,262 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 20.97
Class S Net Asset Value, offering and redemption price(a) per share ($3,567,009 ÷ 161,036 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.15

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($41,253,269 ÷ 1,800,481 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.91

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Dividends	$ 11,100,287
Other income*	339,837
Interest — Cash Management QP Trust	206,295
Interest	31,258
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	70,116
Total Income	11,747,793
Expenses: Management fee	3,394,232
Services to shareholders	1,679,443
Custodian fees	26,487
Distribution service fees	2,291,672
Auditing	57,905
Legal	31,478
Trustees' fees and expenses	42,295
Reports to shareholders	78,218
Registration fees	88,087
Other	40,319
Total expenses before expense reductions	7,730,136
Expense reductions	(127,342)
Total expenses after expense reductions	7,602,794
Net investment income (loss)	4,144,999
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	73,627,404
Futures	229,309
73,856,713
Net unrealized appreciation (depreciation) during the period on: Investments	14,215,428
Futures	26,027
14,241,455
Net gain (loss) on investment transactions	88,098,168
Net increase (decrease) in net assets resulting from operations	$ 92,243,167

* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 4,144,999	$ 2,116,715
Net realized gain (loss) on investment transactions	73,856,713	79,582,712
Net unrealized appreciation (depreciation) during the period on investment transactions	14,241,455	(18,347,829)
Net increase (decrease) in net assets resulting from operations	92,243,167	63,351,598
Distributions to shareholders from: Net investment income: Class A	(1,232,478)	(1,145,671)
Institutional Class	(557,676)	(454,947)
Class S	(7,845)	—
Fund share transactions: Proceeds from shares sold	85,218,224	136,565,511
Reinvestment of distributions	1,725,302	1,529,398
Cost of shares redeemed	(208,676,235)	(192,287,172)
Redemption fees	10,347	7,541
Net increase (decrease) in net assets from Fund share transactions	(121,722,362)	(54,184,722)
Increase (decrease) in net assets	(31,277,194)	7,566,258
Net assets at beginning of period	622,825,040	615,258,782
Net assets at end of period (including undistributed net investment income of $3,133,993 and $981,118, respectively)	$ 591,547,846	$ 622,825,040

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 19.07	$ 17.30	$ 15.24	$ 12.92	$ 15.03
Income (loss) from investment operations: Net investment income (loss)[a]	.17[c]	.09	.06	.04	.03
Net realized and unrealized gain (loss) on investment transactions	2.98	1.73	2.00	2.28	(2.14)
Total from investment operations	3.15	1.82	2.06	2.32	(2.11)
Less distributions from: Net investment income	(.06)	(.05)	—	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 22.16	$ 19.07	$ 17.30	$ 15.24	$ 12.92
Total Return (%)[b]	16.54[c]	10.54	13.52	17.96	(14.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	429	405	382	349	308
Ratio of expenses before expense reductions (%)	1.12	1.19	1.13	1.19	1.09
Ratio of net investment income (loss) (%)	.82[c]	.49	.42	.34	.21
Portfolio turnover rate (%)	259	329	222	185	143

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

* Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 17.94	$ 16.37	$ 14.55	$ 12.43	$ 14.58
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)[d]	(.04)	(.06)	(.05)	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.79	1.61	1.88	2.17	(2.06)
Total from investment operations	2.78	1.57	1.82	2.12	(2.15)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 20.72	$ 17.94	$ 16.37	$ 14.55	$ 12.43
Total Return (%)[b]	15.50[c,d]	9.59[c]	12.51[c]	17.06	(14.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	100	138	178	197
Ratio of expenses before expense reductions (%)	2.11	2.16	2.09	2.00	1.93
Ratio of expenses after expense reductions (%)	2.02	2.01	2.01	2.00	1.93
Ratio of net investment income (loss) (%)	(.06)[d]	(.33)	(.46)	(.47)	(.63)
Portfolio turnover rate (%)	259	329	222	185	143

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

* Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 18.12	$ 16.53	$ 14.69	$ 12.55	$ 14.72
Income (loss) from investment operations: Net investment income (loss)[a]	.02[d]	(.04)	(.07)	(.06)	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.83	1.63	1.91	2.20	(2.08)
Total from investment operations	2.85	1.59	1.84	2.14	(2.17)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 20.97	$ 18.12	$ 16.53	$ 14.69	$ 12.55
Total Return (%)[b]	15.73[d]	9.62[c]	12.53[c]	17.05	(14.74)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	43	46	47	44
Ratio of expenses before expense reductions (%)	1.83	2.02	2.06	1.99	1.90
Ratio of expenses after expense reductions (%)	1.83	2.00	2.00	1.99	1.90
Ratio of net investment income (loss) (%)	.11[d]	(.32)	(.45)	(.46)	(.60)
Portfolio turnover rate (%)	259	329	222	185	143

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

* Amount is less than $.005.

Class S Years Ended October 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.10	$ 18.44
Income (loss) from investment operations: Net investment income (loss)[b]	.19[d]	.07
Net realized and unrealized gain (loss) on investment transactions	2.98	.59
Total from investment operations	3.17	.66
Less distributions from: Net investment income	(.12)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 22.15	$ 19.10
Total Return (%)	16.72[c,d]	3.58c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1
Ratio of expenses before expense reductions (%)	1.02	1.12*
Ratio of expenses after expense reductions (%)	1.01	1.00*
Ratio of net investment income (loss) (%)	.91[d]	.49*
Portfolio turnover rate (%)	259	329

[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 19.73	$ 17.90	$ 15.70	$ 13.25	$ 15.36
Income (loss) from investment operations: Net investment income (loss)[a]	.26[c]	.17	.12	.11	.09
Net realized and unrealized gain (loss) on investment transactions	3.07	1.80	2.08	2.34	(2.20)
Total from investment operations	3.33	1.97	2.20	2.45	(2.11)
Less distributions from: Net investment income	(.15)	(.14)	—	—	—
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 22.91	$ 19.73	$ 17.90	$ 15.70	$ 13.25
Total Return (%)	17.02[b,c]	11.04[b]	14.01[b]	18.49	(13.74)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	73	50.2		3
Ratio of expenses before expense reductions (%)	.78	.77	.74	.72	.66
Ratio of expenses after expense reductions (%)	.73	.73	.74	.72	.66
Ratio of net investment income (loss) (%)	1.25[c]	.95	.81	.81	.64
Portfolio turnover rate (%)	259	329	222	185	143

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Blue Chip Fund (formerly Scudder Blue Chip Fund) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended October 31, 2006, the Fund utilized approximately $18,154,000 of prior year capital loss carryforwards.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income*	$ 33,621,071
Undistributed long-term capital gains	$ 24,276,369
Net unrealized appreciation (depreciation) on investments	$ 60,050,054

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 1,797,999	$ 1,600,618

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,553,098,946 and $1,668,900,355, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate as follows:

First $250 million of the Fund's average daily net assets	.58%
Next $750 million of such net assets	.55%
Next $1.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.51%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.46%
Next $2.5 billion of such net assets	.44%
Over $12.5 billion of such net assets	.42%

Accordingly, for the year ended October 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

From November 1, 2005 through January 31, 2006 for Class A and S shares (Class S commencement of operations February 1, 2005) and from November 1, 2005 through September 30, 2006 for Class B, C and Institutional Class shares, the Advisor agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.99%, 1.01%, 1.00%, 0.99% and 0.725% for Class A, B, C, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. State Street Bank and Trust Company is the named transfer agent. However, pursuant to sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Service to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 826,969	$ —	$ 285,386
Class B	370,755	73,398	99,403
Class C	68,695	—	28,404
Class S	6,742	—	2,303
Institutional Class	60,844	26,466	14,957
	$ 1,334,005	$ 99,864	$ 430,453

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2006
Class B	$ 647,463	$ 44,237
Class C	322,006	27,300
	$ 969,469	$ 71,537

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 1,008,325	$ 172,829.24%
Class B	210,316	28,203.24%
Class C	103,562	16,268.24%
	$ 1,322,203	$ 217,300

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006 aggregated $25,588.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and C shares aggregated $238,683 and $1,629, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2006, DWS-SDI received $1,000.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholder aggregated $18,720, of which $6,240 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor agreed to reimburse the Fund $8,504, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2006, the custodian fees were reduced by $32 and $18,942, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,268,355	$ 67,526,230	4,873,780	$ 90,447,318
Class B	323,285	6,272,823	494,202	8,630,706
Class C	373,336	7,321,853	603,436	10,688,777
Institutional Class	35,028	745,512	1,373,229	25,687,873
Class S	162,652	3,351,806	59,448*	1,110,837*
		$ 85,218,224		$ 136,565,511
Shares issued to shareholders in reinvestment of distributions
Class A	57,579	$ 1,160,218	58,263	$ 1,074,451
Class B	—	—	—	—
Class C	—	—	—	—
Institutional Class	26,850	557,675	23,932	454,947
Class S	368	7,409	—	—
		$ 1,725,302		$ 1,529,398
Shares redeemed
Class A	(5,182,415)	$ (106,938,885)	(5,750,315)	$ (106,993,175)
Class B	(2,341,836)	(45,264,322)	(3,306,052)	(58,007,335)
Class C	(704,346)	(13,770,366)	(985,688)	(17,537,615)
Institutional Class	(1,971,155)	(41,613,025)	(492,612)	(9,580,007)
Class S	(52,515)	(1,089,637)	(8,917)*	(169,040)*
		$ (208,676,235)		$ (192,287,172)
Redemption fees		$ 10,347		$ 7,541
Net increase (decrease)
Class A	(1,856,481)	$ (38,247,631)	(818,272)	$ (15,466,328)
Class B	(2,018,551)	(38,988,519)	(2,811,850)	(49,376,330)
Class C	(331,010)	(6,446,451)	(382,252)	(6,846,727)
Institutional Class	(1,909,277)	(40,309,838)	904,549	16,562,812
Class S	110,505	2,270,077	50,531*	941,851*
		$ (121,722,362)		$ (54,184,722)

* For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $339,837 from the Advisor for its settlement portion, which is equivalent to $0.012 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Blue Chip Fund:

We have audited the accompanying statement of assets and liabilities of DWS Blue Chip Fund (formerly Scudder Blue Chip Fund) (the "Fund"), including the investment portfolio, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Blue Chip Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2006

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $26,700,000 as capital gain dividends for its year ended October 31, 2006, of which 100% represents 15% rate gains.

For Federal Income Tax purposes, the Fund designates $12,379,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board, which included the effect of an expense cap for Class B, Class C and Institutional Class shares that expired on October 1, 2006 and an expense cap for Class S shares that expired on February 1, 2006, showed that the Fund's management fee rate was at the 5th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 plans) were at the following percentiles of the peer universe: the 25th percentile for Class A shares, the 48th percentile for Class B shares, the 45th percentile for Class C shares, the 28th percentile for Institutional Class shares, and the 37th percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces from those in the mutual fund marketplace. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the DWS Funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Board Member, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		66
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	66
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	66
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	66
Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	66
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	66
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	66
Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		69
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present

Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KBCAX	KBCBX	KBCCX	KBCIX
CUSIP Number	233372 101	233372 200	233372 309	233372 408
Fund Number	031	231	331	1431
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KBCSX
Fund Number	2331

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS Blue Chip Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS BLUE CHIP FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended October 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$46,564	$0	$6,350	$0
2005	$46,064	$0	$6,282	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$6,350	$316,254	$891,699	$1,214,303
2005	$6,282	$70,570	$33,307	$110,159

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006